Corporate Presentation November 2015 Exhibit 99.1

Forward-Looking Statements This presentation contains forward‐looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding our commercialization, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines for our research and development activities (including any clinical trials), our ability to secure and further possible regulatory approvals, the enforceability of our intellectual property rights, our capital requirements, the prospects for third-party reimbursement for our products, the expected pricing of our products, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, our business strategy, our expectations regarding potential markets or market sizes, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward‐looking statements. In some cases, you can identify these statements by forward-looking words, such as the words “believe,” “may,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “potential” and similar expressions, as well as the negative version of these words and similar expressions. The forward‐looking statements in this presentation do not constitute guarantees of future performance. Statements in this presentation that are not strictly historical statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in the forward‐looking statements, including, without limitation, those described under the heading “Risk Factors” in our Form 10-K filed with the SEC on March 26 , 2015, and new risks emerge from time to time. These forward‐looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such products. Although we believe that the expectations reflected in these forward‐looking statements are reasonable, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. Any forward‐looking statement made by us in this presentation speaks only as of the date this presentation is actually delivered by us in person. We assume no obligation or undertaking to update or revise any forward‐looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Zosano Pharma Drug Delivery System Convenient and Easy-to-Use :

Zosano approach provides rapid onset Hydrophilic drug formulation coated on tips of microneedles Microneedles are 200-350 microns long – close proximity to capillary bed Formulation quickly dissolved by interstitial fluid for short Tmax Rapid Onset and High Bioavailability Zosano Pharma Drug Delivery System

Zosano Pharma Drug Delivery System Formulations Stable at Room Temperature Higher product stability, longer shelf life vs. injectables requiring refrigeration Dry, hydrophilic formulation of ZP-PTH more stable than Forteo liquid injectables Packaging purged with nitrogen – no moisture or oxygen ensures product stability Demonstrated 36 month shelf life at room temperature for ZP-PTH

Broad ZP-Patch Compatibility Across Molecule Types Rapid Onset Significant Criterion for Molecule Prioritization Technical Feasibility With 30+ Compounds Screening Criteria Prioritized for Development Weekly ZP-PTH ZP-Glucagon ZP-Triptan Rapid onset provides therapeutic advantage High price per unit and substantial market size Preferably short clinical development Partnership opportunities on a case-by-case basis

Zosano Pharma (ZSAN) Differentiated transdermal microneedle ZP-Patch delivery platform Capable of delivering small molecules, peptides/proteins and vaccines Fast onset with short Tmax: injection-comparable or better Convenient and easy-to-use: room temperature stable, portable Well validated pipeline with successful clinical execution ZP-Glucagon for severe hypoglycemia rescue – Phase 2 completed Oct 2015 ZP-Triptan (zolmitriptan) for migraine – Phase 1 completed Nov 2015 Weekly ZP-PTH for osteoporosis – Phase 1 completed Robust IP and life cycle management options across entire portfolio Cash and cash equivalents (as of 9/30/15) of $43.9 million Investment Highlights

ZP-Triptan for Migraine Phase 1 PK and safety study data released Nov 2015 Potentially best-in-class product with rapid onset Comparable or better onset of action than existing triptans/injectables Self-administration provides significant advantage vs. injectables Large, growing market with attractive unit pricing for injectables US $1.9 billion total migraine market ($1.1 billion for triptans) Multiple products in a large and growing market but no clear, effective solution Significant unmet need in migraine market Clear opportunity for effective, rapid-onset, alternative delivery product Highly Suited for Acute Condition Requiring Immediate Relief

Rapid Onset Associated with Pain Relief ZP-Triptan With Potential Best-in-Class Onset of Action Products Included: (1) Nasal: Imitrex (sumatriptan), Zomig (zolmitriptan) Oral—Melt: Zomig-ZMT (zolmitriptan) Maxalt-MLT (rizatriptan) (2) Oral—Tablets: Imitrex (sumatriptan), Treximet (sumatriptan/naproxen sodium), Zomig (zolmitriptan) Maxalt (rizatriptan), Amerge (naratriptan), Axert (almotriptan), Frova (frovatriptan), Relpax (eletriptan) (3) Subcutaneous: Sumavel DosePro (sumatriptan injection), Imitrex (sumatriptan injection) (4) Tmax achieved in Phase 1 testing for ZP-Triptan 3.8 mg (5) Average Tmax represents overall average of the midpoint of the range for all products. (6) Average relief at 2 hours represents overall average of the midpoint of the range for all products. Range reflects headache relief data obtained in placebo controlled clinical studies, which include different doses of the same triptan.

ZP-Triptan Phase 1 Study Well-tolerated, Achieved Rapid Absorption with Potential for Fast Relief Objective: evaluate tolerability and pharmacokinetics of the ZP-Triptan patch Design: Crossover study among 20 healthy volunteers (five doses of ZP-Triptan, oral administration of zolmitriptan, a subcutaneous injection of sumatriptan) Results: ZP-Triptan doses demonstrated rapid absorption compared to zolmitriptan tablet All treatments were well tolerated and no safety issues identified Results for the sumatriptan injection were similar to those reported in the literature Note: Mean values (median for Tmax) for the various zolmitriptan treatments are shown in the table above

ZP-Glucagon for Severe Hypoglycemia Severe hypoglycemia is life-threatening, requiring emergency rescue Ease-of-use critical for third-party caregivers who may lack medical training Rapid onset important for fast recovery Underpenetrated market generates ~$220 million in WW sales Only two glucagon products currently marketed in U.S. High current unit selling price in U.S. (~$225 per injection) Concentrated prescriber base Current glucagon injections are cumbersome with poor stability Dry powder needs to be reconstituted at time of injection Route of administration limited to injection/infusion Efficient clinical development pathway Potential to Expand Highly Underserved Market

Complex, multi-step reconstitution, third party administered Significant prep time Press-and-Apply pre-loaded disposable system Fast, simple, no prep needed Unstable formulation Stable, dry patch formulation Short shelf life after reconstitution No reconstitution required Treatment Time Critical for Emergency Rescue Current Products Not User-Friendly Zosano Solution Currently Marketed Product

Formulation Stability a Significant Competitive Advantage Stability Demonstrated at 40° C over Six Months

Objective: evaluate safety, tolerability, PK and PD of ZP-Glucagon patch doses of 0.5 mg compared to IM injection of 0.5 mg Design: single-center, open-label, randomized five-way crossover study Testing Regimens: 0.5 mg of ZP-Glucagon Formulation “C” (abdomen) 0.5 mg of ZP-Glucagon Formulation “C” (upper arm) 0.5 mg of ZP-Glucagon Formulation “C” (forearm) 0.5 mg of ZP-Glucagon Formulation “D” (abdomen) 0.5 mg of IM Glucagon Number of subjects: 20 Population: healthy volunteers 18-60 years of age Robust Crossover Design in Healthy Volunteers Phase 1 Clinical Trial Design

20 subjects tested in five-way crossover study Phase 1 PK Data vs. Injection pg/ml A: Patch formulation C / abdomen B: Patch formulation C / forearm C: Patch formulation C / upper arm D: Patch formulation D / abdomen E: Glucagon IM injection Note: AUC measured in ng*hr/mL Short Tmax, High Bioavailability and Low Variability Across Doses

Phase 1 Glucose Data vs. Injection mmol/l A: Patch formulation C / abdomen B: Patch formulation C / forearm C: Patch formulation C / upper arm D: Patch formulation D / abdomen E: Glucagon IM injection All Patch Doses With Comparable PD to Injection

Objective: evaluate the safety, tolerability, pharmacokinetic, and pharmacodynamic (glucose) of a single treatment of ZP-Glucagon patches at doses of up to 1 mg compared to IM injection in an insulin-induced hypoglycemia setting Design: multi-center, open-label, randomized four-way crossover study Testing Regimens: Treatment A: ZP-Glucagon 1 patch of 0.5 mg Treatment B: ZP-Glucagon 2 patches of 0.5 mg Treatment C: Glucagon 0.5 mg by IM injection Treatment D: Glucagon 1.0 mg by IM injection Number of patients: 16 Population: women or men 18 – 60 years of age with type-1 diabetes Diabetic Subjects with Insulin-Induced Hypoglycemia Phase 2 Clinical Trial Summary

Glucagon Promotes Rapid Glucose Response Full Time Course Glucagon PK Curve Glucagon AUC Glucagon Tmax Glucose Change from Baseline FASTER PATCH TMAX VS. IM INJECTION ZP-Glucagon 0.5 MG ZP-Glucagon 1.0 MG Glucagon IM 0.5 MG Glucagon IM 0.5 MG 0.5 MG OF GLUCAGON IS ABOVE DOSE-RESPONSE CURVE, EVEN WITH MILD HYPO-GLYCEMIC INDUCTION RESPONSE: increase from the immediate pre-treatment value both: by at least 20 mg/dl (1.1 mmol/l) to at least 70 mg/dl (3.9 mmol/l)

Glucagon Promotes Rapid Glucose Response First 30 Minutes Glucagon PK Curve Glucagon AUC Glucose Change from Baseline ZP-Glucagon 0.5 MG ZP-Glucagon 1.0 MG Glucagon IM 0.5 MG Glucagon IM 0.5 MG Glucagon Tmax 100% RESPONDER RATE 0.5 MG PATCH ACHIEVES COMPARABLE AUC TO 1.0 MG IM

Both ZP-Glucagon patch doses normalized blood sugar in 100 percent of the subjects (100% responder rate) Both patch doses achieved rapid onset of action Time to glucose response was similar when comparing ZP-Glucagon patch to IM All treatments were well tolerated and no new safety issues were identified Phase 2 Findings

Forteo (PTH 1-34) is only anabolic in U.S. market with $1.3 billion in worldwide revenue 20 µg daily subcutaneous injection requiring refrigeration and carrying a black box warning with a two-year lifetime limitation on treatment Zosano patch technology tested extensively with PTH molecule (1-34) Completed Daily ZP-PTH Phase 2 Completed Weekly ZP-PTH Phase 1 in early 2014 Demonstrated 36 month room-temperature stability with ZP-PTH Efficacy of weekly dose proven in two fracture-reduction studies by Asahi Kasei; product in Japanese market since 2011 79% fracture reduction with marketed 56.5 µg weekly injectable (n=~600) 66% fracture reduction with ~28 µg weekly injectable (n=~300) based on a post-hoc analysis of the study data 65% fracture reduction demonstrated in pivotal study for daily injectable Forteo® Zosano completed a successful Phase 1 study with weekly patch dose in early 2014 Low weekly ZP-PTH dose has potential for longer treatment duration and removal of black box Differentiated Product Profile for Large, Growing Market Weekly ZP-PTH for Osteoporosis

165 patients, daily administration for 6 months, >20,000 patch applications Achieved dose proportionate and pulsatile pharmacokinetics Variability in patch doses comparable to Forteo injectable Higher Hip BMD Gains vs. Forteo Patch Delivered Rapid Onset in Large Study

Asahi’s 56.5mcg weekly PTH reduced vertebral fracture rates by 79% Lower dose 28.2mcg weekly PTH reduced spine fractures by 66% based on a post-hoc analysis of the study data 2-year rat study observed no carcinogenicity at up to 40.7 µg/kg Weekly PTH Product Currently Marketed by Asahi in Japan Phase 3 Data for Weekly PTH 56.5 µg SC Injection Nakamura et al., Once-Weekly Teriparatide Administration (J Clin Endocrinol Metab, Sep. 2012) Fujita et al., Once Weekly Injection of Low-Dose Teriparatide (2013) Watanabe, A. et. al, Carcinogenicity of Tariparatide in SD Rats, Apr-12 -79%

Source: [add paper citations] Robust Eight-Way Crossover with 32 Patients Demonstrated Pulsatile PK & No Safety Concerns Weekly ZP-PTH Patch Program – Phase 1 PK Profile

ZP-Patch Intellectual Property Issued Patents (owned & licensed) = 22 US, 12 EU, 13 JP Patent Protection Until 2027 ZP Technology Platform Transdermal & PTH Formulation/ Coating/PK/PD 7 US, 3 EU, 5 JP Micro Projection Design & Anchoring to Skin 4 US, 2 EU, 2 JP Patch Applicator 5 US, 4 EU, 3 JP Retainer Ring & Delivery Control 3 US, 3 EU, 2 JP Mfg & Packaging 3 US, 1 JP

Financial Highlights 1. Cash and cash equivalents balance, debt, and shares outstanding as of December 31, 2014, do not reflect the proceeds received, debt converted to equity, and shares issued in connection with the company's January 2015 IPO and concurrent private placement. in millions Q3 2015 Q3 2014 Revenue $0.0 $0.4 R&D $6.6 $2.6 G&A $1.8 $0.9 Net loss $8.6 $3.7 Shares outstanding (basic and diluted)1 11.9 5.2 9/30/15 12/31/14 Cash and marketable securities1 $43.9 $1.2 Debt1 $15.2 $22.1

Zosano Pharma (ZSAN) Differentiated transdermal microneedle ZP-Patch delivery platform Capable of delivering small molecules, peptides/proteins and vaccines Fast onset with short Tmax: injection-comparable or better Convenient and easy-to-use: room temperature stable, portable Well validated pipeline with successful clinical execution ZP-Glucagon for severe hypoglycemia rescue – Phase 2 completed Oct 2015 ZP-Triptan (zolmitriptan) for migraine – Phase 1 completed Nov 2015 Weekly ZP-PTH for osteoporosis – Phase 1 completed Robust IP and life cycle management options across entire portfolio Cash and cash equivalents (as of 9/30/15) of $43.9 million Investment Highlights

Corporate Presentation November 2015